U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 25, 2006


                          TRITON PETROLEUM GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)

     000-49950                                            98-0232018
--------------------                           ---------------------------------
(Commission File No.)                          (IRS Employer Identification No.)


                              14 Garrison Inn Lane
                               Garrison, NY 10524
                                 (845) 424-4100
                   (Address and telephone number of principal
                    executive offices and place of business)

                         AMERICAN PETROLEUM GROUP, INC.
          -------------------------------------------------------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

The Registrant has relocated the offices of its Corporate/Executive Offices from 1400 N. Gannon Drive, Hoffman Estates, Illinois to the following address:

                     14 Garrison Inn Lane
                     Garrison, NY 10524
                     (845) 424-4100

The Registrant previously moved the Corporate Office of its subsidiary, APPC Oil Company, Inc., d/b/a American Petroleum Products Company from its Bedford Park, Illinois facility to this address. Operations remain in Bedford Park.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2006

                                        Triton Petroleum Group, Inc.

                                        By:  /s/ Michael Margolies
                                             ----------------------------
                                             Michael Margolies, President


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